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                                                            EXHIBIT 10(xxiii)(n)

                            BORDEN, INC. ("COMPANY")
                       SUMMARY OF TERMS OF EMPLOYMENT FOR:
                                WILLIAM H. CARTER

1.  Position              Chief Financial Officer and Executive Vice President,
                          Borden, Inc. [You will be recommended for election to this office at the April 1995 Board meeting.]

2.  Base Salary           $350,000 per year (Payable bi-weekly and subject to
                          periodic increases based on performance.)

3.  Annual Incentive      55% Target [1995 protected at 50% of target.]

4.  Equity                You will be eligible for participation in the
                          Management Equity Plan (tbd).

5.  Savings Plan          As a special consideration to you, the Company
                          will match your 401k / ESPP contributions at 50% up to 7% of pay (rather than delaying the match until 1996).

6.  Perquisites           -  Luncheon Club (transfer of current membership)
                          -  Country Club (transfer of current membership)
                          -  Parking Garage / Company-paid
                          -  Survivor Accumulation Account
                          -  Capital Accumulation Account
                          -  Automobile/Homeowners insurance reimbursement
                             ($1000)
                          -  LTD
                          -  Supplemental Life Insurance (equal to base salary)
                          -  Business, Personal and Travel Insurance (3X base
                             salary)
                          -  Personal Umbrella Policy ($5,000,000)
                          -  Financial Counseling / Tax Preparation / Estate
                             Planning ($4500)

                          [Some or all of these perquisites may be modified, replaced and/or "cashed out" during 1995.]

7.  Severance             Should you be asked to leave Borden for reasons other
                          than for cause, the Company will provide severance protection equal to one year of salary and executive outplacement support.

8.  Vacation              4 weeks.